EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PNMAC Mortgage Opportunity Fund, LP, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PNMAC Mortgage Opportunity Fund, LP for the period ended December 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PNMAC Mortgage Opportunity Fund, LP for the stated period.

/s/ David A. Spector David A. Spector CEO, PNMAC Mortgage Opportunity Fund, LP	/s/ Andrew S. Chang Andrew S. Chang CFO, PNMAC Mortgage Opportunity Fund, LP
Dated: March 10, 2017

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PNMAC Mortgage Opportunity Fund, LP for purposes of Section 18 of the Securities Exchange Act of 1934.